Exhibit 10.72

OMNIBUS EQUIPMENT REFINANCING AGREEMENT THIS EQUIPMENT FINANCING AGREEMENT (this “ Agreement ”) is entered into as of September 19 th, 2024 (the “ Effective Date ”) by and between Taproot Acquisition Enterprises, LLC, a Delaware limited liability company (“ Seller ”), and Athena Bitcoin, Inc . a Delaware corporation (“ Purchaser ”) . Buyer and Seller are sometimes referred to herein as the Party or Parties . R E C I T A L S : WHEREAS, on November 2 , 2023 , Seller and Purchaser entered into that certain Equipment Financing Agreement whereby Seller agreed to sell and Purchaser agreed to purchase certain automated teller machines from Seller (collectively the “ Equipment ” and individual, each a “ Unit ”) (such agreement referred to herein as the “ November 2 Agreement ”) . WHEREAS, on December 31 , 2023 , Seller and Purchaser entered into that certain Equipment Financing Agreement whereby Seller agreed to sell and Purchaser agreed to purchase Equipment from Seller (such agreement referred to herein as the “ December 31 Agreement ”) . WHEREAS, on February 23 , 2024 , Seller and Purchaser entered into that certain Equipment Financing Agreement whereby Seller agreed to sell and Purchaser agreed to purchase certain Equipment from Seller (such agreement referred to herein as the “ February 23 Agreement ”) . The November 2 Agreement, December 31 Agreement and the February 23 Agreement are collectively referred to herein as the “ Equipment Finance Agreements ” . WHEREAS, as of the Effective Date Purchaser owes Seller : i) Five Hundred, Seventy - Two Thousand, Nine - Hundred Forty Five and 66 / 100 ( $ 572 , 945 . 66 ) Dollars pursuant to the November 2 Agreement ; ii) One Million, Three Hundred Sixty - Six Six Thousand, Six Hundred Sixty - Six Dollars and 68 / 100 ( $ 1 , 366 , 666 . 68 . ) Dollars pursuant to the December 31 Agreement ; and iii) One Hundred, Eighty Thousand and 00 / 100 ( $ 180 , 000 . 00 ) Dollars pursuant to February 23 Agreement . WHEREAS, the Parties agree and acknowledge that Purchaser owes Seller for the Equipment : Two Million, One Hundred, Nineteen Thousand, Six Hundred Twelve and 34 / 100 ( $ 2 , 119 , 612 . 34 ) Dollars (the “ Outstanding Balance ”) . WHEREAS, the Parties desire to refinance Seller’s payment obligations under the Equipment Finance Agreements all on the terms and conditions contained herein . AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to the following payment terms : 1. Purchaser Payment Obligations . a. On the effective date, Purchaser shall pay to Seller One Million, One Hundred Fifty - Seven Thousand, Nine Hundred Thirty - Eight and 43 / 100 ( $ 1 , 157 , 938 . 43 ) Dollars via wire transfer to an account designated by Seller . b. Beginning on September 23 , 2024 , and each week thereafter, Purchaser shall pay to Seller Twenty - Thousand ( $ 20 , 000 . 00 ) Dollars per week, for a period of 48 weeks, with each payment being due on the Monday of each such week, until the Outstanding Balance is paid in full . Such weekly payments shall be made to Seller via wire transfer to an account designated by Seller . Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183 PFS:009730.0005.3377350.1

2 PFS:009730.0005.3377350.1 2. Equipment Location and Inspection . Purchaser represents and warrants that it is in possession and control of the Equipment and acknowledges receipt of same ; that it has had an opportunity to inspect the Equipment prior to the Closing and accepts and approves the conditions of such Equipment . It is further clarified for the November 2 Agreement and December 31 Agreement that the Equipment is as listed in Schedule A of this Agreement . 3. Representations and Warranties of Seller . Seller represents and warrants to Purchaser that the statements contained in this Section 3 are correct and complete as of the date hereof . a. Seller is a private company, duly organized, validly existing and in good standing under the laws of the State of Delaware . b. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder . Without limiting the generality of the foregoing, the Members and Manager of Seller have duly authorized the execution, delivery, and performance of this Agreement by Seller . This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions . c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the corporate charter of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound . Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the parties hereto to consummate the transactions contemplated by this Agreement . d. Seller has previously represented that it had good and marketable title to the Equipment and each Unit of the Equipment Finance Agreements, free and clear of any Liens or restriction on transfer . Except for the representations contained in this Agreement, Seller has sold to Purchaser the Equipment on an “As Is” basis. 4. Representations and Warranties of Purchaser . Purchaser represents and warrants to Seller that the statements contained in this Section 4 are correct and complete as of the date hereof . a. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware . b. Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder . This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions . c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of the corporate charter of Purchaser or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183

3 PFS:009730.0005.3377350.1 Purchaser is a party or by which it is bound . Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the parties hereto to consummate the transactions contemplated by this Agreement . 4. Event of Default by Purchaser . The Purchaser shall, at Seller’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “ Event of Default ”) : (a) the failure by the Purchaser to perform any of its obligations under this Agreement ; (b) falsity or inaccuracy in any material respect or material breach by the Purchaser of any written warranty, representation or statement made or furnished to Seller by or on behalf of the Purchaser ; (c) the entry of any judgment against the Purchaser placing a lien against or the making of any levy, seizure or attachment of or on the Equipment that could (in Seller’s sole discretion) have a material adverse effect on the financial condition of the Purchaser or the ability of the Purchaser to perform its obligations ; or (d) any willful act of Purchaser which causes the failure of Seller to have a perfected first priority security interest in the Equipment ; or (e) evidence received by Seller that the Purchaser may have directly or indirectly been engaged in any type of illegal activity which, in Seller’s discretion, might result in the forfeiture of any property of the Purchaser to any governmental entity, federal, state or local, provided, that, upon the occurrence of any of the foregoing, such event or condition shall not be considered an Event of Default unless and until Seller provides notice to Purchaser of its occurrence, and such Event of Default is not cured by Purchaser within ten (10) days thereafter . 5. Remedies . Upon the occurrence of any such Event of Default and at any time thereafter, Seller may declare all of the payments owed for the Equipment secured hereby immediately due and payable, accrue annual interest at a default rate of fifteen ( 15% ) percent of any outstanding balance and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC . Seller’s remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Purchaser’s premises, or wherever such Equipment may be and take possession of the Equipment without prior notice to the Purchaser or the opportunity for a hearing, and (b) require the Purchaser to assemble the Equipment and make it available to Seller at a place designated by Seller . Unless the Equipment is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Seller will give the Purchaser reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made . The requirements of commercially reasonable notice shall be met if such notice is sent to the Purchaser at least ten (10) days before the time of the intended sale or disposition . Expenses of retaking, holding, preparing for disposition, disposing or the like shall include Seller’s reasonable attorneys’ fees and legal expenses, incurred or expended by Seller to enforce any payment due it under this Agreement either as against the Purchaser, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Equipment pledged hereunder . The Purchaser waives all relief from all appraisement or exemption laws now in force or hereafter enacted . Seller’s rights under this Section 5 shall lapse upon Purchaser’s full satisfaction of the Outstanding Balance 6. Indemnity . The Parties shall defend, indemnify and hold the other, its shareholders, directors, employees, agents and representatives harmless from and against any and all claims, demands, causes of actions, regulatory actions, damages, suits, costs of remediation or other costs and expenses arising out of, related to or resulting from any breach of any representation, warranty or covenant of either Party contained herein . 7. Assignment . This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party ; provided, however, that Purchaser may assign any or all of its rights and interests hereunder to one or more of its affiliates . Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183

8. Amendments and Waivers . No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto . No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant . 9. No Waiver ; Cumulative Remedies . The failure of Seller to enforce any one or more of the terms or conditions of this Agreement will not be deemed a waiver of such terms or conditions or limit the right to enforce any term and condition . All rights and remedies provided are cumulative and are not exclusive of any rights or remedies provided by law . 10. Governing Law/Venue . This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida . Each of the parties hereto submits to the non - exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court . 11. Notice . All notices, requests, demands, claims, and other communications hereunder shall be in writing . Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below : If to Seller: Taproot Acquisition Enterprises, LLC P.O. Box 192135 Miami Beach, Florida 33193 Attention: Jordan Mirch Email: jmirch@williammgt.com If to Purchaser: Athena Bitcoin, Inc. c/o Matias Goldenhorn – CEO & President 1 SE 3 rd Avenue – Ste 2740 Miami, FL 33131 Email: matias@athenabitcoin.c om With a copy that shall not constitute notice, to: legal@athenabitcoin.com 12. Severability . If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect . 13. Counterparts . This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument . 4 PFS:009730.0005.3377350.1 Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183

5 PFS:009730.0005.3377350.1 14. Further Assurances . The parties hereto shall execute such further documents, and perform such further acts, as may be necessary to, in the event of a Closing, transfer and convey the Equipment to Buyer, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby . 15. Entire Agreement . This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof . 16. Taxes . All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be born by the responsible party . 17. Ratification ; Conflict . Except as amended by this Agreement, the Equipment Purchase Agreements and the terms and provisions contained therein remain unmodified and in full force and effect and the parties ratify and confirm the terms of the Equipment Purchase Agreements, as amended by this Agreement . If there is any conflict between the terms and provisions of this Agreement and the terms and provisions of the each or all of the Equipment Purchase Agreement, the terms and provisions of this Agreement shall govern . 18. Costs and Attorney’s Fees . In the event either party brings an action to enforce the terms of this Agreement, the non - prevailing party in such action shall pay to the prevailing party the prevailing party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action . [SINGATURE PAGE TO FOLLOW] Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183

IN WITNESS WHEREOF, the undersigned have executed this Equipment Purchase Agreement as of the date first above written. SELLER: Taproot Acquisition Enterprises, LLC By: Name: Jordan Mirch Title: Manager PURCHASER: Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183 6 PFS:009730.0005.3377350.1

7 PFS:009730.0005.3377350.1 SCHEDULE A November 2 Agreement Serial TYKA002887 TYKA002227 TYKA000167 TYKA002927 TYKA002228 TYKA000172 TYKA002928 TYKA002229 TYKA000336 TYKA002933 TYKA002230 TYKA000887 TYKA002938 TYKA002235 TYKA000936 TYKA002941 TYKA002236 TYKA001149 TYKA003084 TYKA002238 TYKA001208 TYKA003141 TYKA002239 TYKA001210 TYKA003149 TYKA002254 TYKA001211 TYKA003151 TYKA002255 TYKA001572 TYKA003153 TYKA002259 TYKA001615 TYKA003154 TYKA002262 TYKA001616 TYKA003157 TYKA002272 TYKA001714 TYKA003158 TYKA002306 TYKA001735 TYKA003168 TYKA002309 TYKA001757 TYKA003485 TYKA002314 TYKA001801 TYKA003488 TYKA002317 TYKA001825 TYKA003544 TYKA002329 TYKA001829 TYKA003547 TYKA002331 TYKA001834 TYKA003552 TYKA002333 TYKA001838 TYKA003553 TYKA002337 TYKA001860 TYKA003555 TYKA002346 TYKA001866 TYKA003556 TYKA002356 TYKA001905 TYKA003557 TYKA002413 TYKA001940 TYKA003558 TYKA002451 TYKA001948 TYKA003568 TYKA002453 TYKA001956 TYKA003578 TYKA002544 TYKA001962 TYKA003601 TYKA002545 TYKA002039 TYKA003616 TYKA002546 TYKA002041 TYKA003684 TYKA002547 TYKA002046 TYKA003685 TYKA002554 TYKA002053 TYKA003686 TYKA002555 TYKA002062 TYKA003687 TYKA002691 TYKA002068 TYKA003689 TYKA002773 TYKA002069 TYKA003693 TYKA002776 TYKA002117 TYKA003701 TYKA002817 TYKA002145 TYKA003704 TYKA002821 TYKA002225 Docusign Envelope ID: 27B98560 - CE22 - 4ECD - 904F - 6BA03BAA8183

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKA003707	TYKV060282	TYKV057867
TYKA003712	TYKV097384	TYKV002853
TYKA003713	TYKV013137	TYKV073106
TYKA003716	TYKV075452	TYKV030088
TYKA003720	TYKV071657	TYKV070553
TYKA003722	TYKV046009	TYKV096694
TYKA003729	TYKV079316	TYKA004461
TYKA003730	TYKA004463	TYKV045139
TYKA003731	TYKV058833	TYKV140562
TYKA003735	TYKV031219	TYKV095176
TYKA003736	TYKV095866	TYKV057936
TYKA003737	TYKV034612	TYKV078902
TYKA003740	TYKV002758	TYKV079454
TYKA004045	TYKV032524	TYKV070346
TYKV032959	TYKV002870	TYKV062559
TYKV080765	TYKV094210	TYKV046618
TYKA004996	TYKV071243	TYKV033568
TYKV080489	TYKV073451	TYKV080144
TYKV140188	TYKV057729	TYKV062766
TYKA011102	TYKV070277	TYKV072692
TYKV140430	TYKV045226	TYKV002894
TYKV059523	TYKV061731	TYKV033220
TYKV080075	TYKV032785	TYKV140221
TYKV071795	TYKV061179	TYKV080558
TYKV002748	TYKV140045	TYKV140012
TYKV080627	TYKV034264	TYKV073934
TYKV044095	TYKV140507	TYKV071519
TYKV140353	TYKV078074	TYKV002768
TYKV080282	TYKA004464	TYKA011094
TYKV002831	TYKV140419	TYKV061317
TYKV013921	TYKV080006	TYKV044704
TYKV076625	TYKV076487	TYKV096349
TYKV079868	TYKV002737	TYKV140166
TYKV002845	TYKA004317	TYKV071105
TYKV080351	TYKV017746	TYKV064353
TYKV070829	TYKV062490	TYKV002834
TYKA004278	TYKV064215	TYKV064836
TYKV033655	TYKV032089	TYKV059109
TYKV063663	TYKA004293	TYKV064008
TYKA006252	TYKV060006	TYKV057660
TYKV046096	TYKV047749	TYKV077936
TYKV093934	TYKV059316	TYKV044617
TYKV094969	TYKV063870	TYKV047575
TYKV045922	TYKV073520	TYKV140463

2

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKV044878
TYKA005047
TYKV058557
TYKV002734
TYKA004468
TYKV045400
TYKV071450
TYKV073796
TYKV093727
TYKV095728
TYKV002731
TYKV073658
TYKV002730
TYKV002746
TYKV080420
TYKV070208
TYKV078350
TYKV095521
TYKV062283
TYKV070967
TYKV071036
TYKV065181
TYKA004997
TYKV060213
TYKV140023
TYKV060351
TYKV078281
TYKA011073
TYKV078695
TYKV077867
TYKV002839
TYKV077660
TYKV081041
TYKV012745
TYKA006297
TYKV002881
TYKV078557
TYKV074693
TYKV002767
TYKV002724
TYKA004295
TYKV002907
TYKV080903
TYKV071381

TYKV059868
TYKV058143
TYKV094900
TYKV061938
TYKV002735
TYKV071726
TYKV064629
TYKV045835
TYKV048184
TYKV073313
TYKA004481
TYKA005018
TYKV002836
TYKV002761
TYKV002745
TYKA005841
TYKV072830
TYKV033829
TYKV070760
TYKA011071
TYKV080696
TYKV002855
TYKV096211
TYKV062214
TYKA005003
TYKA004308
TYKV060075
TYKV002877
TYKV072968
TYKV094693
TYKV080213
TYKV070415
TYKV030175
TYKV140441
TYKV047836
TYKV002840
TYKV079247
TYKV080972
TYKV071588
TYKV002750
TYKV064422
TYKV075176
TYKV047662
TYKV063387

TYKV078143
TYKV047314
TYKV094279
TYKV096763
TYKV070001
TYKV058005
TYKA004469
TYKV140254
TYKV140298
TYKV002844
TYKV140144
TYKV033046
TYKA011107
TYKV002762
TYKV096418
TYKV063318
TYKV002865
TYKV002757
TYKV059730
TYKV064284
TYKA011065
TYKV002841
TYKV063525
TYKV058419
TYKV058695
TYKV070139
TYKV062352
TYKA011075
TYKV031480
TYKV058350
TYKV047923
TYKV014166
TYKV074072
TYKV060627
TYKV061800
TYKV002764
TYKV047227
TYKV077591
TYKA011067
TYKV012941
TYKV002747
TYKV064077
TYKV079040
TYKV079661

3

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKV078005	TYKV058074	TYKV096556
TYKV094072	TYKV097177	TYKV076970
TYKV072209	TYKV061593	TYKV002770
TYKV078971	TYKV030610	TYKV048097
TYKV140155	TYKV078764	TYKV095797
TYKV046270	TYKV046531	TYKV044791
TYKV059247	TYKV062145	TYKV059040
TYKV058488	TYKV071174	TYKV077453
TYKV044530	TYKA011081	TYKV031045
TYKV097039	TYKV081110	TYKV013627
TYKV140584	TYKV140551	TYKV002739
TYKV030697	TYKA006263	TYKV063111
TYKV060903	TYKV078833	TYKV002852
TYKV075245	TYKV002726	TYKV057798
TYKV140287	TYKV140089	TYKV077729
TYKA011070	TYKV002723	TYKV078626
TYKV060765	TYKV140177	TYKA004453
TYKV057591	TYKV079385	TYKV062973
TYKV061386	TYKV002751	TYKV094831
TYKV140540	TYKA006292	TYKV080834
TYKA004134	TYKV062697	TYKV063249
TYKA005837	TYKV072002	TYKV061455
TYKV044443	TYKV061869	TYKV002850
TYKV077798	TYKV140364	TYKV034090
TYKV044356	TYKA005007	TYKV061110
TYKV062628	TYKV002729	TYKV140243
TYKV096004	TYKV002744	TYKV046444
TYKV002835	TYKV014509	TYKV060420
TYKV014901	TYKV058764	TYKV030784
TYKV063456	TYKA006294	TYKV002766
TYKV076142	TYKV140375	TYKV002879
TYKV002727	TYKV013235	TYKV096832
TYKV079109	TYKV045052	TYKV014264
TYKV060834	TYKV048271	TYKV074555
TYKV140034	TYKV057453	TYKV002837
TYKV013284	TYKV059661	TYKA004456
TYKA004264	TYKA006278	TYKV140111
TYKV062076	TYKV095038	TYKV075935
TYKV093865	TYKV058902	TYKV063732
TYKV058281	TYKV140001	TYKV058971
TYKV075590	TYKV048010	TYKV033481
TYKV060972	TYKV064767	TYKV002878
TYKV002867	TYKA011058	TYKV140452
TYKV095107	TYKV002843	TYKV032176

4

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKV002868	TYKV070898	TYKV002736
TYKV062007	TYKA004465	TYKV002741
TYKV079730	TYKV002738	TYKV002849
TYKV047053	TYKV140265	TYKV002871
TYKV079178	TYKV073589	TYKV002919
TYKV070070	TYKV030001	TYKV030871
TYKV140199	TYKV053037	TYKA011089
TYKV002875	TYKV064560	TYKV044269
TYKV072761	TYKV046792	TYKV046183
TYKA004321	TYKV012990	TYKV059178
TYKV140309	TYKV057522	TYKV060489
TYKA006293	TYKV002728	TYKV062904
TYKV062835	TYKV071864	TYKV002842
TYKV047140	TYKV078419	TYKV078212
TYKA005042	TYKV079799	TYKV070484
TYKV140529	TYKA006289	TYKV072899
TYKV075107	TYKA006291	TYKV078488
TYKV045661	TYKV059937	TYKV097108
TYKV074279	TYKA004113	TYKV140056
TYKA011088	TYKA004296	TYKV140133
TYKV002732	TYKA005817	TYKV140474

December 31 Agreement

Serial

TYKA004091	TYKA004177	TYKA004390
TYKA004121	TYKA004179	TYKA004391
TYKA004145	TYKA004180	TYKA004427
TYKA004153	TYKA004183	TYKA004428
TYKA004155	TYKA004187	TYKA004431
TYKA004156	TYKA004190	TYKA004434
TYKA004157	TYKA004225	TYKA004437
TYKA004159	TYKA004258	TYKA004442
TYKA004164	TYKA004269	TYKA004450
TYKA004165	TYKA004274	TYKA004452
TYKA004166	TYKA004292	TYKA004472
TYKA004167	TYKA004368	TYKA004476
TYKA004170	TYKA004369	TYKA004604
TYKA004171	TYKA004371	TYKA004608
TYKA004174	TYKA004373	TYKA004615
TYKA004176	TYKA004389	TYKV028342

5

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKA010012	TYKA014431	TYKV028146
TYKA010513	TYKA005017	TYKV001219
TYKA048913	TYKA010397	TYKA014313
TYKA004137	TYKA014328	TYKA011505
TYKA014352	TYKA022955	TYKA004836
TYKA015396	TYKV026480	TYKA004886
TYKA029185	TYKV002641	TYKA010588
TYKV002800	TYKV002095	TYKV001226
TYKA013367	TYKA011310	TYKV025941
TYKA004457	TYKA014326	TYKV002569
TYKV002598	TYKA014473	TYKV002789
TYKA010026	TYKA005562	TYKA003911
TYKV002608	TYKA012260	TYKV002051
TYKA000676	TYKV027215	TYKV057669
TYKA003766	TYKV002640	TYKA014358
TYKV028048	TYKV027509	TYKA012855
TYKA003993	TYKV002776	TYKA022549
TYKA003308	TYKV026529	TYKV001222
TYKA004028	TYKA003170	TYKV002659
TYKV002605	TYKV001244	TYKV002779
TYKA003607	TYKA013150	TYKA014888
TYKA015425	TYKA013618	TYKA009209
TYKV023929	TYKA028023	TYKV002126
TYKA004890	TYKA015406	TYKV002621
TYKV002618	TYKA035695	TYKV002826
TYKV002657	TYKV002782	TYKA003076
TYKA013148	TYKA012302	TYKA011516
TYKA004047	TYKA013130	TYKV026676
TYKV002815	TYKA007682	TYKA010003
TYKA009988	TYKA002852	TYKA005509
TYKA015419	TYKA013098	TYKA014353
TYKA048353	TYKV093520	TYKA004372
TYKA015412	TYKV002801	TYKA015401
TYKA014321	TYKV002823	TYKV070208
TYKA014877	TYKA012618	TYKV070967
TYKA013062	TYKV002622	TYKV022745
TYKA003500	TYKA009918	TYKV001215
TYKA001090	TYKV002820	TYKV001227
TYKA008771	TYKA013070	TYKA011742
TYKA022633	TYKV001224	TYKA009708
TYKA003965	TYKV002653	TYKA012105
TYKA029087	TYKA005045	TYKA012291
TYKV071657	TYKV002085	TYKV027313
TYKA003340	TYKA010030	TYKA003727

2

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKV002635	TYKA003293	TYKA003277
TYKV002649	TYKV002643	TYKA014333
TYKA014329	TYKV002033	TYKV002084
TYKV002633	TYKA003705	TYKV002609
TYKV002617	TYKA014346	TYKV002035
TYKV002806	TYKV002775	TYKV001225
TYKA012641	TYKA048209	TYKV002644
TYKV002119	TYKV002568	TYKV002123
TYKA022913	TYKA014319	TYKA004395
TYKA013343	TYKA010007	TYKV028489
TYKA011481	TYKA022983	TYKV078005
TYKV002822	TYKV027166	TYKA004049
TYKV002778	TYKA012114	TYKA009990
TYKV002799	TYKA012645	TYKV002821
TYKA023179	TYKA014463	TYKV001262
TYKV078557	TYKA014356	TYKV001228
TYKV002811	TYKV026235	TYKA003298
TYKA012375	TYKV002814	TYKV002597
TYKV016227	TYKA006374	TYKV002034
TYKA005673	TYKV002561	TYKA012684
TYKA004162	TYKV002788	TYKA003075
TYKA014331	TYKA005021	TYKA013577
TYKA003236	TYKA023081	TYKA012598
TYKA012211	TYKA029437	TYKA011287
TYKA014338	TYKV028440	TYKV002787
TYKA011328	TYKV002825	TYKA015435
TYKA012268	TYKA014471	TYKV002638
TYKA011767	TYKA014332	TYKV027607
TYKV028293	TYKA005657	TYKA009981
TYKA048449	TYKA014355	TYKA012272
TYKA013376	TYKV028391	TYKV062628
TYKA023011	TYKA015421	TYKV026137
TYKA008269	TYKV001237	TYKA012223
TYKV002077	TYKV002562	TYKA013077
TYKV002836	TYKA014899	TYKA014312
TYKV072830	TYKV028244	TYKA003336
TYKV002090	TYKA005029	TYKV079109
TYKV150375	TYKV027901	TYKA012404
TYKA004308	TYKA013643	TYKA029073
TYKV001206	TYKA029269	TYKA012107
TYKA022647	TYKV002583	TYKA015433
TYKA069881	TYKA004921	TYKV093865
TYKA022675	TYKA013075	TYKV026578
TYKA010013	TYKA003156	TYKA015420

3

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKV002079
TYKA012120
TYKA003333
TYKV002032
TYKA012981
TYKA003329
TYKA006370
TYKA004147
TYKA012853
TYKA033483
TYKA014447
TYKV002575
TYKA005510
TYKV078764
TYKA048993
TYKA013066
TYKV002783
TYKA008720
TYKA002794
TYKA170562
TYKA013152
TYKA001733
TYKV002630
TYKA003801
TYKV002818
TYKV002020
TYKV002048
TYKV025252
TYKA014465
TYKA012221
TYKV002790
TYKA005561
TYKV016472
TYKA014822
TYKV002100
TYKV002592
TYKV026088
TYKA013570
TYKA006055
TYKA014345
TYKA004055
TYKV027754
TYKA022661
TYKA013579
TYKV002627
TYKV002593
TYKA003800
TYKA005875
TYKV002817
TYKA006048
TYKA002791
TYKA004043
TYKA011248
TYKA003457
TYKV002795
TYKV002807
TYKV002587
TYKV002784
TYKV002066
TYKV002816
TYKA013067
TYKA003115
TYKA005674
TYKA029451
TYKA048849
TYKA033301
TYKV001263
TYKV026872
TYKA013058
TYKA013163
TYKV028195
TYKV026382
TYKV002591
TYKA012131
TYKA014309
TYKV027264
TYKA004376
TYKA003908
TYKV002625
TYKV026725
TYKV002639
TYKV026186
TYKV002612
TYKV001241
TYKA014325
TYKA012204
TYKA014446
TYKV002667
TYKA014339
TYKV140111
TYKA002044
TYKV002586
TYKA005399
TYKV001251
TYKA013162
TYKA004038
TYKA028009
TYKA014427
TYKA012118
TYKA008374
TYKA009730
TYKA028639
TYKV002040
TYKA002856
TYKA014470
TYKV001235
TYKV026970
TYKA033049
TYKV002637
TYKA014876
TYKV012217
TYKV027999
TYKA033278
TYKV002812
TYKA028653
TYKA028121
TYKV001470
TYKA003861
TYKA002634
TYKV002112
TYKA026039
TYKV002796
TYKV002096
TYKV001497
TYKV002797
TYKA002815
TYKV000787
TYKV079799
TYKA007640
TYKA007856
TYKA007663
TYKA006587

4

PFS:009730.0005.3377350.1

Docusign Envelope ID: 27B98560-CE22-4ECD-904F-6BA03BAA8183

TYKA007978
TYKA007657
TYKA008001
TYKA007651
TYKA008193
TYKA006760
TYKA006738
TYKA007582
TYKA010011
TYKA014322
TYKA014330
TYKV001231
TYKV002805
TYKV030871
TYKA000051
TYKA000318
TYKA001209
TYKA002355
TYKA002505
TYKA002886
TYKA002931
TYKA002940
TYKA003162
TYKA003332
TYKA003466
TYKA003614
TYKA003937
TYKA004020
TYKA004101
TYKA004277
TYKA004320
TYKA004624
TYKA004772
TYKA004893
TYKA005669
TYKA009744
TYKA009975
TYKA009976
TYKA011089
TYKA012234
TYKA014323
TYKA014361
TYKA014443
TYKA033427
TYKV002808
TYKV002842
TYKV026627
TYKV027362
TYKA014350
TYKA003285
TYKA004271
TYKA006057
TYKA008616
TYKA008628
TYKA014336
TYKA014344

5

PFS:009730.0005.3377350.1